
AI
AnTix
Delivering Artificial Intelligence
to
Online Ticketing & Entertainment Experiences

OTCQB: IMTH

What To Know About AnTix

WHO WE ARE: AnTix (OTCQB: IMTH) is an online Ticketing and Entertainment Technologies company on track to ***exceed $6M in revenue in 2026.***

WHAT WE DO: The AnTix mission is to transform online ticketing and entertainment platforms with ***Artificial Intelligence to*** to deliver immediate revenue growth and higher margins.

HOW WE'RE DOING IT: The AnTix Proprietary AI-powered ticketing service is the first proven step in our ***ability to apply advanced artificial intelligence, machine learning, and related technologies*** to legacy ticketing and entertainment related platforms.

IMMEDIATE RESULTS: The AnTix business strategy and technology integration approach is already bringing efficiency, transparency, cost savings - ***and immediate revenue and margin growth.***


AI
AnTix
OTCQB: IMTH

The Future Of Ticketing And Entertainment Experiences Is Here

AI-Powered • Blockchain-Secured • Web 3.0 Ready

AnTix is building the world's first AI-driven Web3 ticketing and entertainment technologies company.

Our initial AI-powered ticketing platform brings transparency, efficiency, and personalization to the $50B+ ticketing & entertainment industry.

AnTix is in the process of adding adjacent ticking technologies including:

- Proprietary AI ticketing intelligence
- Blockchain and NFT ticket verification
- Zero service fees
- Global access
- "White Glove" concierge service





Advanced Technologies

The AnTix Ticketing Platform is already leveraging integrated advanced AI-powered services:

- **LIVE VENUE SYNC** - Eliminates stale listings and provides instant validation across seating maps and partner feeds to ensure inventory accuracy
- **OPTIMIZED DATA MANAGEMENT** - Efficiently structuring and using real-time ticketing data to fuel smarter AI decisions, personalization and pricing at scale.
- **REAL TIME ARTIFICIAL INTELLIGENCE (AI)** - Real time price discovery across global markets surfaces trends and signals to maximize yields and fan value
- **DYNAMIC LISTINGS** - AI optimized listings without inventory risk, intelligent routing and timing for each seat to reach the right fan at the right price.

These advanced technologies are currently delivering AnTix broader revenue streams and increased margins.

Solutions for Everyone

AnTix is being built to provide impactful solutions across the online Ticketing and Entertainment Platform spectrum:

- **FANS** - No fees, smart recommendations, secure access
- **PARTNERS** - Access to global markets and smart inventory
- **RESELLERS** - License our AI ticketing API to power your own platform
- **MEDIA COMPANIES** - Access new content-driven monetization and audience engagement channels
- **CPG BRANDS** - Deep fan engagement and targeted experiential marketing
- **SOCIAL MEDIA ECOSYSTEM** - Monetize your following through experiences & community


JERRY COLEMAN BROADCAST CENTER
TOYOTA
53 CHRISTIAN WALKER



$36.26B
$40.57B
Theatre
Music
Sporting Events
2024
2028

The ticketing industry alone is a **$40+ BILLION MARKET** ripe for disruption.

A MASSIVE & GROWING MARKET OPPORTUNITY FOR AnTix :

- $36.2B US event ticketing industry in 2024, projected to exceed $40B by 2028 (2.85% CAGR)
- 120M+ ticket buyers expected by 2028, with user penetration reaching 33.5%
- This $40B represents the ticketing industry alone - broader entertainment market is estimated at over $100B.

OnLine Ticketing PROBLEM

Consumer Face Major Ticketing Challenges That AnTix Provides a Solution

EXCESSIVE FEES AND PRICE MANIPULATION

Consumers overpay due to hidden fees and secondary market markups.

OUTDATED AND UNRELIABLE LISTINGS

Slow updates cause tickets to sell out before buyers can purchase.

LACK OF TRANSPARENCY

Unclear pricing and fees frustrate consumers and reduce trust.

A FRUSTRATING USER EXPERIENCE

Complicated checkout process and poor customer service lead to abandoned sales.

THE **SOLUTION**

The AnTix ticketing platform solves the market inefficiencies with our **Proprietary AI-powered ticketing intelligence** where consumers never pay service fees, receive the best market pricing with full transparency, and a seamless live customer experience and support at scale.

AI-DRIVEN OPPORTUNITY SEEKER: Continuously scans thousands of sources across primary and secondary markets to identify real-time pricing inefficiencies and uncover tickets priced lower than competitors.

REAL-TIME AVAILABILITY CHECKER: Monitors venue seat maps 24/7 using continuous AI-driven tracking to verify inventory and eliminate outdated or misleading listings.

AUTOMATED DYNAMIC LISTER: Uses real-time data and demand forecasting to intelligently list tickets without holding inventory, maximizing availability while reducing financial risk.

A WORLD OF **OPPORTUNITY**

NFL FOOTBALL


LONDON [2]
• 2 GAMES AT TOTTENHAM HOTSPUR STADIUM, 62.8K CAPACITY [1]
• WEMBLEY GAME - 90K CAPACITY [1]
MUNICH, GERMANY [2]
• ALLIANZ ARENA GAME - 70K CAPACITY [1]
MADRID, SPAIN
• GAME AT SANTIAGO BERNABEU STADIUM - 85K CAPACITY [1]
MEXICO [2]
• NFL OFFICE LOCATION [1]
BRAZIL
• 36M NFL FANS
AUSTRALIA [2]
• NFL OFFICE LOCATION [1]

1 VIEW SOURCE 2 VIEW SOURCE 3 VIEW SOURCE

A WORLD OF **OPPORTUNITY**

SOCCER & THEATER

SOCCER

PREMIER LEAGUE

- 20 STADIUMS, MORE THAN 700K CAPACITY
- WORLD CUP SELLS 3.2M TICKETS

UEFA CHAMPION LEAGUE

- MORE THAN 6.2M FANS IN 26 STADIUMS

THEATER

LONDON THEATER MARKET GENERATED $1.1B IN REVENUE IN 2022, WITH 16.4M ATTENDEES ACROSS THEATERS WITH A TOTAL CAPACITY OF 20.4M


ENGLAND

SCRATCHING THE SURFACE

- These numbers represent only a fraction of the total international market
- Major global events, like the World Cup, Olympics, Champions League, F1, and concert tours, drive millions of high-demand ticket sales annually.

PROVEN TRACTION
SCALABLE INTERNATIONAL GROWTH

AnTix is targeting over **$40MM IN REVENUE by 2028**

HERE'S HOW IT SCALES:

$6.5M

2026

On track to generate **$6.5M in revenue** in 2026 **utilizing the AnTix AI platform**

$15M

2027

Current business plan **delivers over $15M in topline revenue** in 2027.

$40M+

2028

By 2028, we expect to be generating over **$40MM per annum**

GO-TO-MARKET **STRATEGY**

BUSINESS GROWTH STRATEGY

SHORT-TERM GOALS (2026)

- Expand and improve the use of our **Proprietary AI technology** enabling a 100%+ YoY increase in revenue
- Strengthen partnerships with key event organizers and stakeholders
- Acquiring 1-3 revenue accretive businesses in the online ticketing/entertainment category

LONG-TERM GOALS (2027-2028)

- Expand internationally into high-demand markets
- Continuously improve our **Proprietary AI technology** for greater automation and operational efficiency
- Establish strategic alliances to solidify market dominance in multiple categories



GO-TO-MARKET **STRATEGY**

BUSINESS GROWTH STRATEGY

HOW WE'LL GET THERE

- Leverage our **Proprietary AI technology** to automate and streamline event ticketing and venue management
- Expand and enhance our technical system's capabilities and optimize AI performance
- Invest in additional technologies and business development to drive integrations and build strong partnerships
- Utilize data-driven insights to improve user experience and maximize venue engagement



COMPETITIVE **LANDSCAPE**

	AnTix	TICKETMASTER	LIVENATION	SEATGEEK	STUBHUB
TRANSPARENT, ALL-IN PRICING	✓	✓	✓	✓	✓
LISTING ON MULTIPLE PLATFORMS	✓				✓
STATE-OF-THE-ART INVENTORY MANAGEMENT PLATFORM (DE-LISTING)	✓				✓
PROPRIETARY AI-DRIVEN INVENTORY MANAGEMENT PLATFORM	✓				
24/7 CUSTOMER SUPPORT	✓				
CONCIERGE EXPERIENCE COORDINATORS AVAILABLE	✓				



OUR **LEADERSHIP**

A highly-skilled and driven executive team with decades of combined experience in the ticket, production, live entertainment, and technology industries.



MICHAEL JORDAN FRIEDMAN
AnTix, *Founder & CEO*

- 25+ years entrepreneurial experience in finance, CPG, media & technology
- Juris Doctor & Master of Laws (Taxation)
- Masters of Science in AI & ML (est 2026)



STU GOLD
EVP Sales, Marketing & Biz Dev

- 25+ years leading startup, high growth & Fortune 500 advanced technology businesses
- Leading voice in AI & ML
- Experience includes Microsoft, Cisco, 8 start-ups (with 2 Exits)
- Techstars Mentor

Antix Holdings, Inc is a publicly traded company (OTCQB: IMTH)

Currently Raising

$850K

INVESTMENT AND **USE OF FUNDS**

$850K INVESTMENT IN REMAINING GROWTH CAPITAL ROUND

($850K already raised in total $1.7M Reg A)

HOW THE FUNDS WILL BE USED:

Tech Investment	$450,000
Working Capital	$250,000
Administrative	$150,000
TOTAL	**$850,000**

THE FUTURE OF ONLINE TICKETING & ENTERTAINMENT PLATFORMS HAS ARRIVED

READY TO FIND YOUR SEAT? JOIN US IN REDEFINING TICKETING WITH OUR PROPRIETARY AI-DRIVEN TECHNOLOGY.

FOR ADDITIONAL INFORMATION, CONTACT US AT:

AnTix | michael@antixholdings.com | 917.972.6037

LEGAL DISCLOSURE

Purpose. The purpose (the "Purpose") of this confidential information presentation ("Presentation") is to provide preliminary information regarding Antix Holdings, Inc. (the "Company") to parties interested in assessing whether or not they wish to proceed with a more detailed review of the Company.

Not an Offer, Solicitation or Prospectus. The Presentation is not an offer to sell or a solicitation of an offer to purchase securities of the Company or any other entity or to engage in any other transaction. It has been provided solely to assist the recipient in evaluating the Company. It is not, nor shall it be construed under any circumstances as, a prospectus, a public offering of securities, or an offering statement or memorandum under any applicable securities laws. The Presentation does not contain all of the information that would normally appear in an offering registered under the Securities Act of 1933, as amended. This presentation has been prepared by Innovative MedTech, Inc., ("Innovative MedTech" or the "Company") and includes information from other sources believed by management to be reliable. No representation or warranty, express or implied, is made as to the accuracy or completeness of any of the information set forth herein. This presentation contains statements, estimates and projections with respect to the anticipated future performance of the company that may be deemed to be "forward-looking statements" within the meaning of the 'safe-harbor' provision of the Securities Litigation Reform Act of 1995.

Forward-Looking Statements. The Presentation includes certain statements, estimates and projections with respect to the Company's anticipated or possible future performance. In some cases, the recipient can identify forward looking statements by terms such as 'may', 'will', 'should', 'could', 'would', 'expects', 'plans', 'anticipates', 'believes', 'estimates', 'projects', 'predicts', 'potential', or 'continue' or the negative of those forms or other comparable terms. The Company's forward statements involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. As a result of these uncertainties, the recipient of the Presentation should not place undue reliance on the Company's forward-looking statements. In all cases, recipients should conduct their own investigation and analysis of the business, assets and the data set forth in this Presentation. The Company does not make any representation or warranty as to the accuracy or completeness of the information contained in this Presentation or made available in connection with any further investigation of the assets of the Company, including estimates or forecasts, and the Company shall not have any liability for any representations, express or implied, contained in, or omitted from, this Presentation or any other written or oral communications transmitted to the recipient in the course of an evaluation of the Company.

Use of Material. This Presentation contains confidential information and is provided to the person in possession of it (the "Recipient") on the understanding that: the Recipient will only use this Presentation and the information contained herein for the Purpose. The Recipient acknowledges and agrees that the Company will not be subject to any liability based on the information contained in this Presentation, errors therein or omissions therefrom, whether or not the Company knew or should have known of any such errors or omissions,or was responsible for or participated in its inclusion in or omission from this Presentation.